                                                                  Execution Copy

                                  AMENDMENT TO
                          SECURITIES PURCHASE AGREEMENT


                  THIS AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this "Agreement") is dated as of September 28, 2000, among HealthAxis Inc., a Pennsylvania corporation (the "Company"), and the various purchasers identified and listed on Schedule I hereto (each referred to herein as a "Purchaser" and, collectively, the "Purchasers").

                  WHEREAS, pursuant to a Securities Purchase Agreement, dated as of September 14, 1999, by and among the Company and the purchasers named therein (the "Purchase Agreement"), the Company issued and sold to certain of the Purchasers an aggregate of $27,500,000 principal amount of 2% Convertible Debentures due September 14, 2002 (each, a "Debenture" and collectively, the "Debentures"), and warrants (each, a "Warrant" and collectively, the "Warrants") to purchase the Company's common stock, par value $.10 per share (the "Common Stock");

                  WHEREAS, pursuant to a debenture purchase agreement, dated even date herewith, by and among the Company and the purchasers named therein, certain of the Purchasers have agreed to purchase the Debenture issued to Royal Bank of Canada in connection with the Purchase Agreement;

                  WHEREAS, contemporaneously with the execution and delivery of the Purchase Agreement, the parties entered into a Registration Rights Agreement (the "Registration Rights Agreement"), pursuant to which the Company agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder, with respect to the Common Stock issuable upon conversion of the Debentures and exercise of the Warrants;

                  WHEREAS, the Company is currently negotiating an amendment to the merger agreement (the "Merger Agreement") to be executed in connection with the merger or reorganization transaction involving the Company and HealthAxis.com, Inc., pursuant to which each share of common stock of HealthAxis.com, Inc. shall be exchangeable for between 1.308 to 1.38 shares shares of Common Stock of the Company (as finally determined be the investment bankers advising the Company) (the "Reorganization"); and

                  WHEREAS, the parties hereto now desire, upon the effectiveness of the Reorganization, to amend and restate the Debentures, the Warrants and the Registration Rights Agreement; and

                  NOW THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter, the Company and the Purchasers hereby agree as follows:

                                   ARTICLE I.

              SURRENDER AND EXCHANGE OF THE DEBENTURES AND WARRANTS

     1.1 Closing Date. Subject to the terms and conditions set forth herein, the closing (the "Closing") of the surrender and exchange of the Debentures and Warrants and the amendment of the Registration Rights Agreement, as contemplated by this Agreement, shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, New York, New York 10022, or by transmission by facsimile and/or overnight courier, on or prior to the fifth (5th) business day following the date that the majority of the shareholders of the Company shall have approved the Reorganization, but not prior to the date that the conditions set forth in Article III have been satisfied or waived by the appropriate party (such date, the "Closing Date").

     1.2 Surrender and Exchange of the Debenture. On the Closing Date the Company shall deliver to each of the Purchasers (severally and not jointly) a revised debenture in the form of Exhibit A annexed hereto (the "Revised Debenture"), in the identical principal amount as the Debenture currently held by each such Purchaser (as set forth on Schedule 1 annexed hereto), and each such Purchaser shall surrender to the Company the Debenture held by such Purchaser in exchange for such Revised Debenture. For the avoidance of doubt, no Purchaser shall surrender its Debenture prior to the Closing Date.

     1.3 Surrender and Exchange of the Warrant. On the Closing Date the Company shall deliver to each of the Purchasers (severally and not jointly) a revised warrant in the form of Exhibit B annexed hereto (the "Revised Warrant"), which shall entitle such Purchaser to purchase the number of shares of Common Stock which may be purchased pursuant to the Warrant currently held by each such Purchaser (as set forth on Schedule 1 annexed hereto), and each such Purchaser shall surrender to the Company the Warrant it currently holds in exchange for such Revised Warrant. For the avoidance of doubt, no Purchaser shall surrender its Warrant prior to the Closing Date.

     1.4 Execution of the Amended and Restated Registration Rights Agreement. On the Closing Date the parties hereto shall execute and deliver to each other the Amended and Restated Registration Rights Agreement, in the form of Exhibit C annexed hereto (the "Amended Registration Rights Agreement" and, together with the Revised Debenture and the Revised Warrant, the "Revised Transaction Documents"). For the avoidance of doubt, the parties hereto shall not execute the Amended Registration Rights Agreement prior to the Closing Date.

                                  ARTICLE II.

                         REPRESENTATIONS AND WARRANTIES

     2.1 Representations, Warranties and Agreements of the Company. The Company hereby makes the following representations and warranties to each of the
Purchasers:

         a. Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted.

         b. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Revised Transaction Documents, and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of this Agreement and the Revised Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further action is required by the Company, its Board of Directors or its stockholders. Each of this Agreement and the Revised Transaction Documents has been duly executed by the Company and when delivered in accordance with the terms hereof, assuming due authorization, execution and delivery by the other parties thereto, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws (including insurance related laws and regulations) relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application, except that rights to indemnification and contribution may be limited by Federal or state securities laws or public policy relating thereto.

         c. Authorization, Validity and Issuance of Shares; Integration. The shares of Common Stock issuable upon conversion of the Revised Debentures and exercise of the Revised Warrants (collectively, the "Underlying Shares") are and will at all times hereafter continue to be duly authorized and reserved for issuance and the shares of Common Stock to be issued upon conversion of the Revised Debentures (the "Debenture Shares") and exercise of the Revised Warrants (the "Warrant Shares") will be, when issued, validly issued, fully paid and non-assessable, free and clear of all liens, encumbrances and Company rights of first refusal, other than liens and encumbrances created by the Purchasers (collectively, "Liens") and will not be subject to any preemptive or similar rights, except for Liens or preemptive or similar rights which have been waived. The issuance by the Company of the Revised Debentures, the Revised Warrants and the Underlying Shares is exempt from registration under the Securities Act. The transactions contemplated by this Agreement and the Revised Transaction Documents will not be integrated with any other offer, sale or issuance of the Company's securities (past, current or future) under the Securities Act or any regulates of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

         d. No Conflicts. The execution, delivery and performance of this Agreement and each of the Revised Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance of the Underlying Shares) do not and will not (i) conflict with or violate any provision of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation") and the Company's Bylaws, as in effect on the date hereof (the "Bylaws") or other organizational documents of the Company or any of the Subsidiaries, (ii) conflict with, or constitute a breach or a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, or instrument (evidencing a Company or Subsidiary debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected which, individually or in the aggregate, would be reasonably expected to have, either individually or in the aggregate, a material adverse effect on the results of operations, assets, prospects or financial condition of the Company (a "Material Adverse Effect"), or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including Federal and state securities laws and regulations and the rules and regulations of the National Market System of Nasdaq Stock Market ("Nasdaq")), or by which any material property or asset of the Company or any Subsidiary is bound or affected which, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect.

         e. Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, regulatory or self regulatory agency, or other Person in connection with the execution, delivery and performance by the Company of this Agreement or the Revised Transaction Documents, other than (i) the filing of a registration statement with the Commission, which shall be filed in accordance with and in the time periods set forth in the Amended Registration Rights Agreement, (ii) the application(s) or any letter(s) acceptable to Nasdaq for the listing of the Underlying Shares with Nasdaq (and with any other national securities exchange or market on which the Common Stock is then listed) and (iii) any filings, notices or registrations under applicable state securities laws.

         f. Registration Statement. The Initial Registration Statement filed with the Commission pursuant to the terms of the Registration Rights Agreement (as such terms are defined therein) has not been withdrawn by the Company, and the Company is either (i) able to amend such Initial Registration Statement to cover the Underlying Shares and file such amended Initial Registration Statement with the Commission or (ii) eligible to register securities (including the Underlying Shares) for resale with the Commission under Form S-3 (or any successor form) promulgated under the Securities Act.

     2.2 Representations and Warranties of the Purchasers. Each of the Purchasers, severally and not jointly, hereby represents and warrants to the Company as follows:

         a. Organization; Authority. Such Purchaser is a corporation or a limited duration company or a limited liability company or limited partnership duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with the requisite power and authority, corporate or otherwise, to enter into and to consummate the transactions contemplated hereby and by the Revised Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The transactions contemplated hereunder have been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Amended Registration Rights Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

         b. No Conflicts. The execution, delivery and performance of this Agreement by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of such Purchaser's organizational documents, as in effect on the date hereof, or (ii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which such Purchaser is subject.

         c. Consents and Approvals. Such Purchaser is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, regulatory or self regulatory agency, or other Person in connection with the execution, delivery and performance by such Purchaser of this Agreement.



                                  ARTICLE III.

                               CLOSING CONDITIONS

     3.1 Conditions Precedent to the Obligations of the Company. The obligation of the Company to effect the transactions contemplated hereunder at the Closing is subject to the satisfaction or waiver (with prior written notice to each Purchaser) by the Company, on the Closing Date, of each of the following conditions:

         a. Accuracy of the Purchasers' Representations and Warranties. The representations and warranties of each Purchaser set forth in this Agreement shall be true and correct in all respects as of the date when made and as of the Closing Date; and

         b. Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

     3.2 Conditions Precedent to the Obligations of the Purchasers. The obligation of each Purchaser to effect the transactions contemplated hereunder at the Closing is subject to the satisfaction or waiver (with prior written notice to the Company and each other Purchaser) by such Purchaser, on the Closing Date, of each of the following conditions:

         a. Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company set forth in this Agreement shall be true and correct in all respects as of the date when made and as of the Closing Date;

         b. Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date; and

         c. Reorganization. The Securities and Exchange Commission (the "Commission") shall have declared effective the Form S-4 filed in connection with the Reorganization (the "Form S-4"), the Form S-4 shall then be in effect, and the majority of the shareholders of the Company shall have approved the Reorganization on or prior to the Reorganization Effectiveness Deadline (as defined in Section 4.2 hereof).


                                  ARTICLE IV.

                        WAIVER AND SUSPENSION OF DEFAULTS

     4.1 Suspension and Waiver of Defaults. Upon the execution of this Agreement, each Purchaser agrees, subject to Section 4.2 hereof, (a) to conditionally waive any and all past or current defaults or violations (collectively, "Current Defaults") of the Company arising under the Debenture issued to such Purchaser and/or the Registration Rights Agreement, as the case may be, (b) to prospectively waive any and all defaults or violations of the Company arising under such Debenture and/or the Registration Rights Agreement, as the case may be, occurring or which may occur on and after the date hereof to and including the Closing Date (collectively, "Future Defaults"), and (c) to suspend enforcement of, to forbear from taking any action or making any claim, and to not take any action or make any claim with respect to, any Current Default or Future Default from and after the date hereof to and including the Closing Date. Each Purchaser further agrees, upon the Closing of the transactions contemplated hereunder (pursuant to the terms and conditions hereof), (a) to forever waive any and all Current Defaults and Future Defaults arising under such Purchaser's Debenture and/or the Registration Rights Agreement, as the case may be, and (b) to forever suspend enforcement of, forbear from taking any action or making any claim, and to not take any action or make any claim with respect to, any such Current Defaults or Future Defaults.

     4.2 Reinstatement of Defaults. Notwithstanding the foregoing, if (i) the Company and HealthAxis.com, Inc. fail to execute the Merger Agreement, as amended and restated, by October 2, 2000, (ii) the majority of the shareholders of the Company do not approve the Reorganization on or prior to March 31, 2001 (such date, the "Reorganization Effectiveness Deadline") or (iii) the Reorganization is otherwise suspended, terminated or publicly abandoned on or prior to the Reorganization Effectiveness Deadline, then the agreement of the Purchasers to suspend the Company's defaults and violations pursuant to Section
4.1 hereof, and the
obligations of the Purchasers to surrender the Debentures and the Warrants pursuant to Article I hereof, shall be null and void and of no further force or effect. In such event the Company shall be liable for any and all penalties, damages and liabilities owing or payable to each Purchaser in connection with any and all such defaults or violations of the Company under the Debenture and/or the Registration Rights Agreement, as the case may be, whether occurring before or after the date hereof, which penalties, damages and liabilities shall accrue from the first date of default or violation thereof; provided, however, that each Purchaser agrees that (a) the issuance of indebtedness in an amount of up to (i) $2,100,000, in respect of current or future extensions of credit and
(ii) $1,400,000, in respect of past advances, in each case owing to HealthAxis.com, Inc. by the Company, do not and will not constitute an Event of Default (as defined in the Debenture) under such Purchaser's Debenture and (b) any liens granted in connection with such current or future extensions of credit, in an amount not to exceed $2,100,000, do not and will not constitute an Event of Default under such Purchaser's Debenture.


                                   ARTICLE V.

                                OTHER AGREEMENTS

     5.1 Covenants of the Company and the Purchasers. Each of the continuing covenants and agreements of the Company, on the one hand, and each of the Purchasers, on the other hand, set forth in the Purchase Agreement shall remain in full force and effect in accordance with the terms thereof, except that it is agreed by the Company and each of the Purchasers that clause (ii) of Section
3.15 of the Purchase Agreement is hereby deleted and omitted in its entirety, and provided, further, that nothing hereunder shall be deemed a reaffirmation on the part of the Company or any Purchaser of any representation or warranty made in the Purchase Agreement.

     5.2 Sale of Capital Stock. The Company shall not sell any shares of its Capital Stock (as such term is defined in the Revised Debenture) or any shares of the Capital Stock of HealthAxis.com, Inc. on or prior to the Closing Date without the prior written consent of the Purchasers representing more than 50% of the principal amount of the Revised Debentures; provided, however, that nothing hereunder shall prohibit the Company from pledging up to 566,666 shares of Common Stock of HealthAxis.com, Inc. to secure indebtedness of the Company to be issued in accordance with the terms of that certain agreement, dated as of September 28, 2000, between the Company and HealthAxis.com, Inc.

     5.3 Consummation of Reorganization. The Company shall (i) amend and file with the Commission the Form S-4 on or prior to October 31, 2000 (ii) use its commercially reasonable best efforts to promptly respond to any comments received from the Commission with respect to the Form S-4 and (iii) assuming that the Commission has declared the Form S-4 effective, hold, on or prior the Reorganization Effectiveness Deadline, a special meeting of its shareholders in order to approve the Reorganization.

                                   ARTICLE VI.

                                  MISCELLANEOUS

     6.1 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     6.2 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and each of the Purchasers or, in the case of a waiver, by the party against whom a waiver of any such provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. The Company shall not offer or pay any consideration to a Purchaser for consenting to such an amendment or waiver unless the same consideration is offered to each Purchaser and the same consideration is paid to each Purchaser which consents to such amendment or waiver.

     6.3 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     6.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and, in the case of the Company, any entity succeeding to the Company by merger or acquisition of all or substantially all the assets of the Company. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each of the Purchasers. Any Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company.

     6.5 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     6.6 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     6.7 Publicity. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement. The Company shall not publicly or otherwise disclose the names of any of the Purchasers without each such Purchaser's prior written consent. The Purchasers and their affiliated companies shall, without further cost, have the right to use in its advertising, marketing or other similar materials, the Company's logo and trademarks and all or parts of the Company's press releases that focus on the Transaction forming the subject matter of this Agreement or which make reference to the Transaction. The Purchasers understand that this grant by the Company only waives objections that the Company might have to the use of such materials by the Purchasers and in no way constitutes a representation by the Company that references in such materials to the activities of third-parties have been cleared or constitute a fair use.

     6.8 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     6.9 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     6.10 Fees and Expenses. Except as set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement; provided, however, that the Company shall pay Brown Simpson Partners I Ltd. an aggregate fee of $10,000 at the Closing. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Debenture Shares and the Warrant Shares pursuant hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized persons as of the date first indicated above.


                                  HEALTHAXIS INC.



                                  By:      /s/ Michael Ashker
                                     -------------------------------------------
                                  Name:    Michael Ashker
                                  Title:   President and Chief Executive Officer

                                    EXHIBIT A
                                    ---------

                        FORM OF 2% CONVERTIBLE DEBENTURE

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.



No.________                                                          $__________


                                 HEALTHAXIS INC.
                            2% CONVERTIBLE DEBENTURES

                  HealthAxis Inc., a Pennsylvania corporation (the "Company"), for value received hereby promises to pay to _________ or its registered assigns ("Holder") the principal sum of _______________ Dollars ($_______) at the Company's office or agency for said purpose in New York, New York on September 14, 2005, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts at the last address of the Holder (as defined herein) last appearing on the Register (as defined herein).

                  This Debenture is one of a duly authorized issue of 2% Convertible Debentures of the Company due on September 14, 2005 (the "Debenture"), which are (a) referred to in the Amendment to the Securities Purchase Agreement (the "Purchase Agreement Amendment"), dated as of September 28, 2000, by and among the Company and the Purchasers listed on Schedule I thereto and (b) issued in substitution of the 2% Convertible Debentures due September 14, 2002 originally issued by the Company pursuant to the Securities Purchase Agreement dated as of September 14, 1999. The Debentures are subject to the terms and conditions of the Purchase Agreement. The Company agrees to issue from time to time replacement Debentures in the form hereof to facilitate any transfers and assignments as are made consistent with the terms hereof and of the Purchase Agreement. In addition, after delivery of an indemnity in form and substance reasonably satisfactory to the Company, the Company also agrees to issue replacement Debentures for securities which have been lost, stolen, mutilated or destroyed as set forth below.

                  The Company shall keep at its principal office a register (the "Register") in which shall be entered the names and addresses of the registered holders of the Debentures and particulars of the respective Debentures held by them and of all transfers of such Debentures. References to the "Holder" or "Holders" shall mean the Person listed in the Register as the payee of any Debenture unless the payee shall have presented such Debenture to the Company for transfer and the transferee shall have been entered in the Register as a subsequent holder, in which case the term shall mean such subsequent holder. The ownership of the Debentures shall be proven by the Register, absent manifest error. For the purpose of paying interest and principal on the Debentures, the Company shall be entitled to rely on the names and addresses in the Register.

                  No provision of this Debenture shall alter or impair the obligations of the Company to pay the principal of and interest on this Debenture at the place, times, rate, and in the currency, herein prescribed.

                  The principal of this Debenture shall bear interest at the rate of 2% per annum (the "Interest Rate") which shall accrue daily from July 1, 2000 and shall be payable semi-annually to the Holder hereof on January 1 and July 1 of each year (an "Interest Payment Date"), commencing on [January 1, 2001], until the principal amount is paid or made available for payment. The interest so payable on any Interest Payment Date will be paid, at the Company's option, in cash or an equivalent value of the Company's Common Stock calculated based upon the Average Price (as defined herein) as of the applicable Record Date, subject to certain conditions contained herein, to the Holder of this Debenture at the close of business on the applicable Record Date. The "Record Date" for any interest payment is the close of business on December 15 or June 15, as the case may be, whether or not a Business Day, immediately preceding the Interest Payment Date on which such Interest is payable.

                  Any amounts that have become due and payable hereunder and remain unpaid by the Company after expiration of any applicable grace period for such payment provided herein shall accrue interest thereafter until payment in full of such amount at the rate of fifteen percent (15%) (the "Default Rate") per annum and shall be payable upon demand by the Holder.

                  Interest, whether at the Interest Rate or the Default Rate, will be computed on the basis of a fraction, the denominator of which is 365 (or 366 for any leap year) and the numerator of which is the actual number of days elapsed from the date such interest begins to accrue, in the case of the Interest Rate, or becomes due and payable, in the case of the Default Rate.

                  Each of the Interest Rate and the Default Rate shall be effective both before and after any judgment may be rendered in a court of competent jurisdiction, provided, however, that if either the Interest Rate or Default Rate is deemed to be in excess of the amount permitted to be charged by the Company under applicable laws, the Holder shall be entitled to collect an Interest Rate or Default Rate, as the case may be, only at the highest rate permitted by law, and any interest collected by the Holder in excess of such lawful amount shall be deemed a payment in reduction of the principal amount then outstanding under this Debenture and shall be so applied.

                  The principal of, and interest on, this Debenture are payable in coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, at the last address of the Holder last appearing on the Register (in the case of interest, as of the Record
Date), except that interest due on the principal amount, (but not interest overdue for more than five days), may, at the Company's option be paid in shares of Common Stock calculated based upon the Average Price (as defined herein) as of the applicable Interest Payment Date. Except with respect to interest overdue for more than five (5) days, it shall be assumed that the Company shall elect to make all payments of interest in Common Stock unless the Company shall have given written notice to each Holder not less than five (5) days prior to the applicable Interest Payment Date of its intention to pay such interest in cash. Notwithstanding anything to the contrary contained herein, the Company may not issue shares of Common Stock in payment of the interest due on principal if: (i) the number of shares of Common Stock at the time authorized, unissued and unreserved for all other purposes is insufficient to pay interest hereunder in shares of Common Stock or there is an insufficient number of authorized shares of Common Stock reserved (pursuant to Section 3.6(b) of the Purchase Agreement) for issue for full conversion of all of the Debentures issued pursuant to the Purchase Agreement Amendment; (ii) such shares are not either registered for resale pursuant to the Registration Statement (as defined in the Registration Rights Agreement (as defined herein)) or freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act, as determined by counsel to the Company pursuant to a written opinion letter addressed and in form and substance reasonably acceptable to the Holder and the transfer agent for such shares, subject to receipt by the Company and such counsel of a representation from such Holder that it is not an Affiliate of the Company for purposes of Rule 144 promulgated under the Securities Act; (iii) such shares are not listed or quoted on the Nasdaq (as defined herein) or a Subsequent Market (as defined herein); (iv) the issuance of such shares would result in the recipient thereof beneficially owning more than 9.99% of the issued and outstanding shares of Common Stock as determined in accordance with
Section 4.6 hereof; or (v) an Event of Default has occurred and is continuing or an event that, with the passage of time or giving of notice or both would constitute an Event of Default, has occurred and is continuing.



                                    ARTICLE I

                                   DEFINITIONS

                  1.1 Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Debenture shall have the respective meanings specified below. All accounting terms used herein and not expressly defined shall have the meanings given to them in accordance with generally accepted accounting principles (as defined herein). Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement. The terms defined in this Section 1.1 include the plural as well as the singular.

                  "Acceleration Notice" has the meaning set forth in Section
3.1.

                  "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such

Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Appraiser" shall mean a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing.

                  "Approved Stock Plan" means any contract, plan or agreement which has been approved by the Board of Directors of the Company, or committee thereof, pursuant to which the Company's securities may be issued to any employee, officer, director or consultant, or any business or strategic partner deemed important to the operations of the Company, the primary purpose of which is other than to raise capital for the Company.

                  "Average Price" on any date means (x) the sum of the Per Share Market Value for the ten (10) Trading Days immediately preceding such date minus
(y) the highest and lowest Per Share Market Value during the ten (10) Trading Days immediately preceding such date, divided by (z) eight (8).

                  "Board of Directors" means either the Board of Directors of the Company or any committee of such Board duly authorized to act hereunder.

                  "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to close.

                  "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock whether now outstanding or issued after the Original Issue Date, including, without limitation, all common stock and all Preferred Stock of such Person.

                  "Change of Control" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Section 13(d)(3) of the Exchange Act) of in excess of 51% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the date hereof, or their duly elected successors who are directors immediately prior to such transaction, in one or a series of related transactions, (iii) the merger of the Company with or into another entity, unless following such transaction, the Holders of the Company's securities continue to hold at least 51% of such securities following such transaction, (iv) the consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions, or (v) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii), (iii) or (iv). Notwithstanding the foregoing, the Reorganization shall not be deemed a "Change of Control" hereunder.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" means the common stock, par value $.10 per share, of the Company.

                  "Company" means HealthAxis Inc.

                  "Conversion Date" has the meaning set forth in Section 4.4(a).

                  "Conversion Price" has the meaning set forth in Section 4.2.

                  "Convertible Securities" has the meaning set forth in Section 4.5(g)(i)(A).

                  "Debenture" or "Debentures" has the meaning set forth in the second paragraph hereof.

                  "Debenture Shares" means the shares of Common Stock issuable upon conversion of the Debentures.

                  "Default Rate" has the meaning set forth in the sixth paragraph hereof.

                  "Event of Default" has the meaning set forth in Section 3.1.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Excluded Securities" means (i) the Underlying Shares, (ii) the shares of Common Stock issuable upon exercise of the warrants issued to Royal Bank of Canada in connection with the transactions contemplated by the Purchase Agreement Amendment, (iii) shares of Common Stock deemed to have been issued by the Company in connection with an Approved Stock Plan, (iv) shares of Common Stock (including options and warrants) issuable upon the exercise of any options or warrants outstanding on the date hereof and listed in Schedule 2.1(c) of the Purchase Agreement, (v) shares of Common Stock issued or deemed to have been issued as consideration for an acquisition by the Company of a division, assets or business (or stock constituting any portion thereof) from another person, (vi) shares of Common Stock (or options or warrants to purchase Common Stock) issued in the Reorganization and (vii) shares of Common Stock, or options or warrants to purchase Common Stock, issued to a strategic investor in connection with a strategic commercial agreement approved by the Company's Board of Directors, if and only if such shares of Common Stock, or such options or warrants to purchase such Common Stock, are sold, granted, issued, issuable, exercisable or convertible, as the case may be, at a price per share which is greater than or equal to $3.00.

                  "GAAP" or "generally accepted accounting principles" means United States generally accepted accounting principles, consistently applied, as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, that are applicable to the circumstances as of the date of determination; provided, however, that, except as otherwise specifically provided, all calculations made for purposes of determining compliance with the terms of the provisions of this Agreement shall utilize GAAP in effect at the time of preparation of, and in accordance with the GAAP used to prepare, the historical financial statements of the Company as of the Original Issue Date.

                  "Holder" means the registered holder of any Debenture.

                  "Interest Payment Date" has the meaning set forth in the fifth paragraph hereof.

                  "Interest Rate" has the meaning set forth in the fifth paragraph hereof.

                  "Mandatory Prepayment Amount" for any Debenture means, at the option of the Holder (a) the sum of (i) 100% of the principal amount of the Debenture to be prepaid and (ii) all other amounts, costs, interest, expenses and liquidated damages due in respect of such principal amount, or (b) in the case of an Event of Default pursuant to Sections 3.1(f) or 3.1(h) hereof, the sum of (i) the principal amount of the Debenture to be prepaid, plus all accrued and unpaid interest thereon, divided by either of the lesser of the Conversion Price or the Average Price on the Trading Day immediately prior to the date the Mandatory Prepayment Amount is paid in full, multiplied by the Per Share Market Value on the Trading Day immediately prior to the date the Mandatory Prepayment Amount is paid in full, and (ii) all other amounts, costs, interest, expenses and liquidated damages due in respect of such principal amount; provided, however, that in the event of an Event of Default pursuant to Section 3.1(f)(B), the Mandatory Prepayment Amount shall be solely payable pursuant to clause (a) hereof if (i) such failure is due solely to delays caused by comments the Company received from the Securities and Exchange Commission, (ii) the Company responds to such comments as promptly as practicable, but in no event later that ten (10) Business Days after receipt thereof, and (iii) otherwise complies with the terms and conditions of the Registration Rights Agreement.

                  "Nasdaq" means the Nasdaq National Market.

                  "Notice of Conversion" has the meaning set forth in Section
4.2.

                  "Options" has the meaning set forth in Section 4.5(g)(i)(A).

                  "Original Issue Date" of any Debenture (or portion thereof) means the earlier of (i) the date of such Debenture and (ii) the date of any Debenture (or portion thereof) for which such security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

                  "Per Share Market Value" means (i) on any particular date the closing bid price per share of the Common Stock on such date (as reported by Bloomberg Information Services, Inc., or any successor reporting service) on Nasdaq or, if the Common Stock is not then quoted on Nasdaq, any Subsequent Market on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date or (ii) if the Common Stock is not listed then on Nasdaq or any Subsequent Market, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or
(iii) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the holder of this Debenture; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select in good faith an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period.

                  "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's preferred or preference stock whether now outstanding or issued after the date of this Debenture, and includes, without limitation, all classes and series of preferred or preference stock.

                  "Purchase Agreement" means the Securities Purchase Agreement, dated as of September 4, 1999, by and among the Company and the purchasers set forth therein, as amended by the Purchase Agreement Amendment.

                  "Purchase Agreement Amendment" means the Amendment to the Purchase Agreement, dated September 28, 2000, by and among the Company and the Purchasers.

                  "Purchase Price" means, with respect to any security, the purchase price paid to the Company upon issuance of such security.

                  "Purchaser" has the meaning ascribed thereto in the Purchase Agreement Amendment.

                  "Record Date" has the meaning set forth in the fifth paragraph hereof.

                  "Register" has the meaning set forth in the third paragraph hereof.

                  "Registration Rights Agreement" means that Amended and Restated Registration Rights Agreement dated as of _____________, 200_, by and among the Company and the Purchasers.

                  "Registration Statement" has the meaning ascribed thereto in the Registration Rights Agreement.

                  "Reorganization" means the merger or reorganization transaction involving the Company and HealthAxis.com, Inc., pursuant to which each share of common stock of HealthAxis.com, Inc. was exchangeable for shares of Common Stock of the Company.

                  "Reserved Amount" has the meaning set forth in Section 4.8.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Stated Maturity Date" means September 14, 2005.

                  "Subsequent Market" means the New York Stock Exchange, American Stock Exchange or Nasdaq Smallcap Market.

                  "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of the Capital Stock or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

                  "Trading Day" means a day on which the Common Stock is traded on Nasdaq or, if the Common Stock is not then designated on Nasdaq, on such Subsequent Market on which the Common Stock is then listed or quoted.

                  "Underlying Shares" means the shares of Common Stock issuable upon conversion of the Debentures and exercise of the Warrants.

                  "Valuation Event" has the meaning set forth in Section 4.5(g)(i)(D)(I).

                  "Warrants" has the meaning set forth in the Purchase
Agreement.



                                   ARTICLE II

                             PAYMENT; THE SECURITIES

                  2.1 Payment of Principal and Interest. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal and interest on overdue principal (in the case of interest accrued, at the Default Rate, to the extent enforceable under applicable law), with respect to each of the Debentures at the place or places, at the respective times and in the manner provided in the Debentures.

                  2.2 Mutilated, Defaced, Destroyed, Lost and Stolen Debentures. In case any Debenture shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Company shall execute and deliver a new Debenture, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Debenture. In every case the applicant for a substitute Debenture shall furnish to the Company such security or indemnity as it may reasonably require to indemnify and defend and to save it harmless and, in every case of destruction, loss or theft evidence to the Company's satisfaction of the apparent destruction, loss or theft of such Debenture and of the ownership thereof.

                  Upon the issuance of any substitute Debenture, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Debenture which has matured or is about to mature, or has been called for redemption in full, or is being surrendered for conversion in full shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Company may, instead of issuing a substitute Debenture, with the holder's consent, pay or authorize the payment or conversion of the same (without surrender thereof except in the case of a mutilated or defaced Debenture), if the applicant for such payment shall furnish to the Company such security or indemnity as it may reasonably require to save it harmless from all risks, however remote, and, in every case of apparent destruction, loss or theft, the applicant shall also furnish to the Company evidence to the Company's reasonable satisfaction of the apparent destruction, loss or theft of such Debenture and of the ownership thereof.

                  Every substitute Debenture issued pursuant to the provisions of this Section by virtue of the fact that any Debenture is apparently destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the apparently destroyed, lost or stolen Debenture shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Debenture equally and proportionately with any and all other Debentures duly authenticated and delivered hereunder. All Debentures shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment or conversion of mutilated, defaced, or apparently destroyed, lost or stolen Debentures and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

                  2.3 Cancellation of Debentures; Destruction Thereof. All Debentures surrendered for payment, redemption, registration of transfer or exchange shall be delivered to the Company for cancellation, and no Debentures shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Debenture. The Company shall destroy canceled Debentures held by it and deliver a certificate of destruction to the Holder, if requested. If the Company shall acquire any of the Debentures, such acquisition alone shall not operate as a redemption or satisfaction of the indebtedness represented by such Debentures unless and until such indebtedness is satisfied.



                                   ARTICLE III

                                    DEFAULTS

                  3.1 Event of Default Defined; Acceleration of Maturity; Waiver of Default. In case one or more of the following events (each, an "Event of Default") (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

                  a. default in the payment of (i) interest on any of the Debentures, which default shall not have been cured within fifteen (15) Business Days following the applicable Interest Payment Date, or (ii) the principal of any Debenture, with respect to each of (i) and (ii) as and when the same shall become due and payable either at maturity, upon any redemption or conversion or otherwise; or

                  b. failure on the part of the Company to duly observe or perform any other of the covenants or agreements on the part of the Company (or the making by the Company of any announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) contained in this Debenture, the Purchase Agreement, the Purchases Agreement Amendment or the Registration Rights Agreement for a period of ten (10) Business Days (other than with respect to an announcement, statement or threat) after the earlier of (x) the date on which any officer of the Company shall have obtained actual knowledge of such failure (or such announcement, statement or threat) or (y) the date on which written notice thereof has been given to the Company by the Holder; or

                  c. a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or any of its Subsidiaries in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or any of its Subsidiaries or for any substantial part of the property of the Company or any of its Subsidiaries or ordering the winding up or liquidation of the affairs of the Company or any of its Subsidiaries, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

                  d. the Company or any of its Subsidiaries shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or any of its Subsidiaries or for any substantial part of the property of the Company or any of its Subsidiaries, or the Company or any of its Subsidiaries shall make any general assignment for the benefit of creditors; or

                  e. any representation or warranty made by the Company in the Purchase Agreement or Purchase Agreement Amendment shall prove to have been incorrect in any material respect when made; or

                  f. (A) a Registration Statement on Form S-3 for the Underlying Shares (which has been filed by the Company) shall not have been amended to, among other items, include the Underlying Shares issuable hereunder, and filed with the Commission on or prior to the earlier of (i) twenty (20) Business Days following the date that a majority of the shareholders of the Company approve the Reorganization or (ii) April 27, 2001, or (B) the Company shall fail to respond as promptly as practicable, but in no event later that ten (10) Business Days, to any comments received from the Commission regarding such Registration Statement, as amended, or (C) after its initial effectiveness, such Registration Statement lapses in effect or sales of all of the Registrable Securities (as defined in the Registration Rights Agreement) otherwise cannot be made thereunder (whether by reason of the Company's failure to amend or supplement the prospectus included therein in accordance with the Registration Rights Agreement or otherwise) for more than forty-five (45) consecutive days or ninety
(90) calendar days in any twelve (12) month period, except as otherwise provided in the Registration Rights Agreement and except as a result of a Change of Control transaction with a privately-held company which does not otherwise result in an Event of Default; or

                  g. a Change of Control shall occur and the obligations of the Company under this Debenture shall not have been fully assumed by the controlling entity or otherwise discharged or accounted for; or

                  h. the Company fails to use its reasonable best efforts to cause its transfer agent to promptly deliver shares of Common Stock after the Holder delivers a Notice of Conversion pursuant to Section 4.2 hereof;

then, in each and every such case (other than an Event of Default specified in Section 3.1(c) or 3.1(d) hereof), unless the principal hereof shall have already become due and payable, by notice in writing to the Company (the "Acceleration Notice"), a Holder may declare the entire principal amount of the Debentures owned by such Holder and any interest accrued thereon (and, in lieu thereof, the aggregate amounts described below) to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default specified in Section 3.1(b) or 3.1(c) occurs, the principal of, and any accrued interest on, the Debentures (and, in lieu thereof, the aggregate amounts described below) shall become and be immediately due and payable without any declaration or other act on the part of any Holder.

                  With respect to any Event of Default set forth in this Section 3.1, the aggregate amount payable upon such Event of Default shall be equal to the sum of (i) the Mandatory Prepayment Amount and (ii) the Holder's reasonable costs of collection. For purposes hereof, the principal amount of the Debentures shall be treated as outstanding until such date as the Holder shall have been issued Underlying Shares upon a conversion (or attempted conversion) thereof or such principal amount of the Debenture has been repaid by the Company to the Holder. Interest shall accrue daily on the Mandatory Prepayment Amount hereunder at the Default Rate, from the day after such amount is due (being the date of an Event of Default) through the date of payment in full thereof (including any interest payments thereon). Payment of the Mandatory Prepayment Amount pursuant to this Section 3.1 shall be in addition to any other amounts that may be due to the Holder pursuant to this Debenture. Within five (5) Business Days of receipt by the Holder of payment in full of the amount due to the Holder hereunder, the Holder shall return the Debenture to the Company. In the event of acceleration relating to the occurrence of an Event of Default the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Any demand for payment may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

                  Upon delivery of any Acceleration Notice to the Company, the Company shall provide a copy of such notice to the other Holders, if any, within one (1) Business Day of the Company's receipt thereof. Failure to deliver such notice shall not affect the validity of the notice delivered by the Holders in accordance with the provisions referred to above.

                  3.2 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. No right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  No delay or omission of the Holders to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; every power and remedy given by the Debentures or by law may be exercised from time to time, and as often as shall be deemed expedient, by the Holders.



                                   ARTICLE IV

                              EXCHANGE; CONVERSION

                  4.1 Right of Holders to Exchange Debentures. Subject to and upon compliance with the provisions of this Debenture, this Debenture is exchangeable for an equal principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same; provided, however, that no exchanges shall be made for Debentures in denominations of less than $200,000. No service charge will be made for such registration of transfer or exchange.

                  4.2 Rights of Holders to Convert Debentures into Common Stock.

                  a. Subject to and upon compliance with the provisions of this Debenture, all or any portion of the principal amount of this Debenture, or any portion thereof (and any accrued but unpaid interest thereon), at any time from the date hereof to the close of business on the Stated Maturity Date, may be converted into duly authorized, validly issued, fully-paid and nonassessable shares of Common Stock at a price per share equal to $9.00 (the "Conversion Price").

                  b. If an adjustment in the Conversion Price and, if applicable, a change in the securities or other property issuable upon conversion has taken place pursuant to Article III or IV hereof, then the conversion described in Section 4.2(a) shall be at the applicable Conversion Price and in such securities or other property as so adjusted. The Holder desiring to make a conversion shall deliver to the Company, at any time during usual business hours at the Company's offices, or, at the Purchaser's option, to the Company's transfer agent, during its usual business hours, a written notice of election to convert as provided in the form attached hereto as Exhibit A (a "Notice of Conversion"), accompanied, if required, by this Debenture or the Debentures, the principal amount of which is to be converted.

                  4.3 Adjustment for Dividends. No payment or adjustment will be made for dividends on any Common Stock except as provided herein. On conversion of all or any portion or this Debenture, any accrued and unpaid interest attributable to the portion of the principal amount of this Debenture being so converted shall not be canceled, extinguished or forfeited, but rather shall be paid in full to the Holder thereof, at the option of the Company (i) by the payment of an amount of shares of Common Stock valued at the Average Price equal thereto or (ii) by cash payment of such amount. If the Holder converts more than one Debenture at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the total principal amount of the Debentures converted.

                  4.4  Issuance of Shares Upon Conversion.

                  a. As promptly as practicable, but in any event no later than three (3) Trading Days after delivery of a Notice of Conversion and, if required, the surrender, as herein provided, of any Debenture or securities for conversion, the Company shall deliver or cause to be delivered to, or upon the written order of, the holder of the Debenture or securities so surrendered a certificate or certificates representing the number of duly authorized, validly issued, fully-paid and nonassessable shares of Common Stock, into which such Debenture or Debentures may be converted in accordance with the provisions of this Article IV. Such conversion shall be deemed to have been made at the time and on the date the Notice of Conversion is delivered to the Company (the "Conversion Date"), provided, that, if required, the Debenture or Debentures being converted shall promptly be delivered to the Company. The rights of the Holder of such Debenture or Debentures as a Holder (subject to the Company's satisfaction of its obligations hereunder with respect to such conversion) shall cease as of the Conversion Date with respect to the converted portion of such Debenture, and the Person or Persons entitled to receive the shares of Common Stock upon conversion of such Debenture or Debentures shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time, and such conversion shall be at the Conversion Price in effect at such time. Subject to paragraph 4.4(b), in the case of any Debenture which is converted in part only, upon such conversion the Company shall execute and deliver to the holder thereof, as requested by such holder, a new Debenture or securities of authorized denominations in aggregate principal amount equal to the unconverted portion of such Debenture.

                  b. Notwithstanding anything to the contrary set forth herein, upon conversion of a Debenture in accordance with the terms thereof, the Holder shall not be required to physically surrender the Debenture to the Company unless the entire unpaid principal amount of the Debenture is so converted. The Holder and the Company shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of the Debenture upon each such conversion. In the event of any dispute or discrepancy, such records of the Company shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of the Debenture is converted as aforesaid, the Holder may not transfer the Debenture unless the Holder first physically surrenders the Debenture to the Company, whereupon the Company shall forthwith issue and deliver upon the order of the Holder a new Debenture of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of the Debenture. The Holder and any assignee, by acceptance of the Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of a Debenture, the unpaid and unconverted principal amount of such Debenture represented by such Debenture may be less than the amount stated on the face thereof.

                  c. In lieu of delivering physical certificates representing the Debenture Shares, provided the Company's transfer agent is participating in the Depositary Trust Company Fast Automated Debentures Transfer program, upon request of the Holder and in compliance with the provisions of Sections 4.1, 4.2 and 4.4, the Company shall use its best efforts to cause its transfer agent to electronically transmit the shares of Common Stock issuable upon conversion of the Debenture to the Holder by crediting the account of the Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system. The time period for delivery described in the immediately preceding paragraph shall apply to the electronic transmittals described herein.

                  d. In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 4.4(a), including for purposes hereof, any shares of Common Stock to be issued on the Conversion Date on account of accrued but unpaid interest hereunder, by the third (3rd) trading day after the Conversion Date, and if after such third (3rd) trading day the Holder is required to purchase (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder was entitled to receive upon such conversion (a "Buy-In"), then the Company shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the Per Share Market Value on the Conversion Date and (B) at the option of the Holder, either return the Debentures for which such conversion was not honored or deliver to such Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its conversion and delivery obligations under Section 4.4(a). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Debentures with respect to which the market price of the Underlying Shares on the date of conversion totaled $10,000, under clause
(A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

                  4.5 Adjustment of Conversion Price. In addition to any adjustment to the Conversion Price provided elsewhere in this Debenture, the Conversion Price in effect at any time shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  a. Common Stock Dividends; Common Stock Splits; Reverse Common Stock Splits. If the Company, at any time while this Debenture is outstanding,
(a) shall pay a stock dividend on its Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of Common Stock any shares of Capital Stock of the Company, the Conversion Price shall be multiplied by a fraction the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this paragraph 4.5(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

                  b. Rights; Options; Warrants or Other Securities. If the Company, at any time while this Debenture is outstanding, shall fix a record date for the issuance of rights, options, warrants or other securities to all of the holders of Common Stock entitling them to subscribe for or purchase, convert to, exchange for or otherwise acquire shares of Common Stock for no consideration or at a price per share less than the Conversion Price, the Conversion Price shall be multiplied by a fraction, the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights, options, warrants or other securities plus the number of additional shares of Common Stock offered for subscription, purchase, conversion, exchange or acquisition, as the case may be, and the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights, options, warrants or other securities plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the Conversion Price. Such adjustment shall be made whenever such rights, options, warrants or other securities are issued, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants. However, upon the expiration of any rights, options, warrants or other securities to purchase Common Stock the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section 4.5(b), if any such rights, options, warrants or other securities shall expire and all or any portion thereof shall not have been exercised, the Conversion Price shall immediately upon such expiration be re-computed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of Section 4.5(g) after the issuance of such rights, options, warrants or other securities) had the adjustment of the Conversion Price made upon the issuance of such rights, warrants, options or other securities been made on the basis of the issuance of only that number of shares of Common Stock (if any) actually purchased upon the exercise of such rights, options, warrants or other securities actually exercised.

                  c. Subscription Rights. If the Company, at any time while this Debenture is outstanding, shall fix a record date for the distribution to all of the holders of Common Stock evidence of its indebtedness or assets or rights, options, warrants or other securities entitling them to subscribe for, purchase, convert to, exchange for or to otherwise acquire any security (excluding those referred to in Sections 4.5(a) and (b) above), then in each such case the Conversion Price at which the Debenture shall thereafter be exercisable shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of shareholders entitled to receive such distribution by a fraction, the denominator of which shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and the numerator of which shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however, that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by an Appraiser selected in good faith by the Holder; and provided, further, that the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser meeting the same qualifications, in good faith, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

                  d. Rounding. All calculations under this Section 4.5 shall be made to the nearest cent or the nearest l/l00th of a share, as the case may be.

                  e. Notice of Adjustment. Whenever the Conversion Price is adjusted pursuant to paragraphs 4.5(a), (b), (c), (f) or (g) the Company shall promptly deliver to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

                  f. Certain Events. If any issuance of securities or distributions that would adversely affect the rights of the Holder occurs which is similar to those in paragraphs 4.5(a), (b), (c) and (g), but is not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder, or assigns, of this Debenture; provided, however, that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section
4.5. Additionally, notwithstanding anything to the contrary contained in this Agreement, no adjustment shall be made to the Conversion Price resulting from the Reorganization.

                  g. Modification of Issuance Terms. If the Company, at any time while this Debenture is outstanding, takes any of the actions described in this
Section 4.5(g), the Holder shall have the right to amend this Debenture as set forth below:

                           (i) Issuance of Common Stock. If at any time while this Debenture is outstanding the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than any Excluded Securities), for a consideration per share less than the Conversion Price in effect immediately prior to such issuance or sale, then the Holder shall have the option to amend the issuance terms of the Common Stock issued upon conversion of the Debenture so that the issuance terms are equivalent to the issuance terms of such offering. For the purpose of this Section 4.5(g), the following shall be applicable:

                                    (A) Issuance of Options. If at any time
                  while this Debenture is outstanding the Company in any manner grants, issues or sells any rights, options, warrants, options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (other than any Excluded Securities) (such rights, warrants or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Conversion Price in effect immediately prior to such grant, then the Holder shall have the option to amend the issuance terms of the Common Stock issued upon conversion of the Debentures so that the issuance terms are equivalent to the issuance terms of such Options.

                                    (B) Issuance of Convertible Securities. If
                  at any time while this Debenture is outstanding the Company in any manner issues or sells any Convertible Securities (other than any Excluded Securities) and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Conversion Price in effect immediately prior to issuance or sale, then the Holder shall have the option to amend the issuance terms of the Common Stock issued upon conversion of the Debentures so that the issuance terms are equivalent to the issuance terms of such Convertible Securities.

                                    (C) Change in Option Price or Rate of
                  Conversion. If there is a change at any time in (i) the Purchase Price provided for in any Options (other than Excluded Securities), (ii) the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock, then immediately after such change in option price or rate of conversion the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed Purchase Price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided that no adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

                                    (D) Effect on Conversion Price of Certain
                  Events. For purposes of determining the adjusted Conversion Price under this Section 4.5(g)(i), the following shall be applicable:

                                            (I) Calculation of Consideration
                           Received. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company in respect of such securities will be the Average Price on the Trading Day immediately preceding the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Holders of Debentures representing a majority of the aggregate principal amount of Debentures then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within forty-eight (48) hours of the tenth (10th) day following the Valuation Event by an Appraiser selected in good faith by the Company and agreed upon by the Holders of Debentures representing a majority of the aggregate principal amount of Debentures then outstanding. The determination of such Appraiser shall be binding upon all parties absent manifest error.

                                            (II) Integrated Transactions. In
                           case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for an aggregate consideration of $.10.

                                            (III) Treasury Shares. The number of
                           shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                                            (IV) Record Date. If the Company
                           takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  4.6 Restriction on Conversion by Either the Holder or the Company. Notwithstanding anything herein to the contrary, in no event shall any Holder or the Company have the right or be required to convert any or all of the aggregate principal amount and interest accrued thereon of this Debenture if, as a result of such conversion, the aggregate number of shares of Common Stock beneficially owned by such Holder and its Affiliates would exceed [9.99] [4.99]% of the outstanding shares of Common Stock following such conversion. For purposes of this Section 4.6, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. The provisions of this
Section 4.6 may be waived by a Holder as to itself (and solely as to itself) upon not less than 65 days prior written notice to the Company, and the provisions of this Section 4.6 shall continue to apply until such 65th day (or later, if stated in the notice of waiver).

                  4.7 Officer's Certificate. Whenever the number of shares purchasable upon conversion shall be adjusted as required by the provisions of
Section 4.5, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted number of shares determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officer's certificate shall be signed by the chairman, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. Each such officer's certificate shall be made available at all reasonable times for inspection by any holder of the Debentures and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the each of the Holders.

                  4.8 Reservation of Shares. The Company covenants that it will at all times reserve and keep available out of its authorized shares of Common Stock, free from preemptive rights, solely for the purpose of issue upon conversion of the Debentures as herein provided, such number of shares of the Common Stock as shall then be issuable upon the conversion of all outstanding Debentures into Common Stock in accordance with Section 3.6(b) of the Purchase Agreement (the "Reserved Amount"). The Company covenants that all shares of the Common Stock issued upon conversion of the Debenture which shall be so issuable shall, when issued, be duly and validly issued and fully paid and non-assessable. If, at any time a Holder of this Debenture submits a Notice of Conversion, and the Company does not have sufficient authorized but unissued shares of Common Stock available to effect such conversion in accordance with the provisions of this Article IV, subject to Section 4.15 hereof, the Company shall issue to the Holder all of the shares of Common Stock which are then available to effect such conversion.

                  4.9 Compliance With Governmental Requirements. The Company covenants that if any shares of Common Stock required to be reserved for purposes of conversion of Debentures hereunder require registration with or approval of any governmental authority under any Federal or state law, or any national securities exchange, before such shares may be issued upon conversion, the Company will use its best efforts to cause such shares to be duly registered or approved, as the case may be.

                  4.10 Fractional Shares. Upon a conversion hereunder, the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

                  4.11 Payment of Tax Upon Issue or Transfer. The issuance of certificates for shares of the Common Stock on conversion of the Debentures shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debentures so converted and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  4.12 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if received by 5:00 p.m. EST where such notice is to be received), or the first Business Day following such delivery (if received after 5:00 p.m. EST where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications are (i) if to the Company to HealthAxis Inc., 2500 Dekalb Pike, Norristown, PA 19404 Attn: President, fax no. (610) 279-4498 with copies to Blank Rome Comisky & McCauley LLP, One Logan Square, Philadelphia, PA 19103,
Attn: Barry Genkin, fax no. (215) 988-6910 and (ii) if to any Holder to the address set forth on Schedule II to the Purchase Agreement with copies to Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, New York, New York 10022, Attn: James Kaye, fax no. (212) 872-1002 or such other address as may be designated in writing hereafter, in the same manner, by such Person.

                  4.13 Allocation of Reserved Amount. The Reserved Amount shall be allocated pro rata among the Purchasers based on the principal amount of Debentures issued to each Purchaser pursuant to the Purchase Agreement Amendment. Each increase to the Reserved Amount shall be allocated pro rata among the Purchasers based on the principal amount of Debentures held by each Purchaser at the time of the increase in the Reserved Amount. In the event a Purchaser shall sell or otherwise transfer any of such Purchaser's Debentures, each transferee shall be allocated a pro rata portion of such transferor's Reserved Amount. Any portion of the Reserved Amount which remains allocated to any person or entity which does not hold any Debentures shall be allocated to the remaining Purchasers, pro rata, based on the principal amount of such Debentures then held by such Purchasers.



                                    ARTICLE V

                                  MISCELLANEOUS

                  5.1 Modification of Debentures. This Debenture may be modified without prior notice to any Holder upon the written consent of the Company and the Holders of more than 90% of the principal amount of the Debentures then outstanding. The Holders of more than 90% of the principal amount of the Debentures then outstanding may waive compliance by the Company with any provision of this Debenture without prior notice to any Holder. However, without the consent of each Holder affected, an amendment, supplement or waiver may not
(1) reduce the amount of Debentures whose Holders must consent to an amendment, supplement or waiver, (2) reduce the principal amount of or extend the fixed maturity of any Debenture or (3) make any Debenture payable in money or property other than as stated in the Debentures.

                  5.2 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. The parties hereto, including all guarantors or endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Debenture, except as specifically provided herein, and assent to extensions of the time of payment, or forbearance or other indulgence without notice. Any Holder of this Debenture by acceptance of this Debenture agrees to be bound by the provisions of this Debenture, which are expressly binding on such Holder. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  5.3 Rank. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company to pay the principal of, and interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency (or, as provided herein, in Common Stock), herein prescribed. This Debenture is a direct obligation of the Company. Except as otherwise provided herein, the Company may not voluntarily prepay the outstanding principal amount of the Debenture.

                  5.4 Debentures Owned by Company Deemed Not Outstanding. In determining whether the holders of the requisite aggregate principal amount of Debentures have concurred in any direction, consent or waiver under this Debenture, Debentures which are owned by the Company or any other obligor on the Debentures or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Debentures shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that any Debentures owned by the Purchasers shall be deemed outstanding for purposes of making such a determination. Debentures so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Company the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Company or any other obligor upon the Debentures or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Debentures.

                  5.5 Notice to Holder Prior to Taking Certain Types of Action; Reclassification, Etc. In case:

                  a. the Company shall authorize the issuance, at any time from and after the Original Issue Date, to all holders of any class or series of its Capital Stock, of rights or warrants to subscribe for or purchase shares of its capital stock or of any other right;

                  b. the Company shall authorize, at any time from and after the Original Issue Date, the distribution to all holders of any class or series of its Capital Stock, of evidences of its indebtedness or assets;

                  c. the Company shall declare a dividend (or other distribution) on its Common Stock or the Company shall declare a special nonrecurring dividend on or a redemption of its Common Stock;

                  d. of any subdivision, combination or reclassification of any class or series of Capital Stock of the Company at any time from and after the Original Issue Date or of any consolidation or merger to which the Company is a party and for which approval by the shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                  e. of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be delivered to the Holder, at least 10 days prior to the applicable record date hereinafter specified, a written notice stating (i) the date as of which the holders of record of such class or series of Capital Stock are to be entitled to receive any such rights, warrants or distribution are to be determined, or (ii) the date on which any such subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action is expected to become effective, and the date as of which it is expected that holders of record of such class or series of Capital Stock record shall be entitled to exchange their stock for securities or other property, if any, deliverable upon such subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action.

                  The failure to give the notice required by this Section 5.5 or any defect therein shall not affect the legality or validity of any distribution, right, warrant, subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action, or the vote upon any of the foregoing.

                  In the event of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holder shall have the right thereafter, which must be exercised within ten (10) Business Days of receiving written notice of such reclassification or conversion, to convert the principal amount of (and any accrued by unpaid interest on) this Debenture into the securities, cash or property receivable upon or deemed to be held by holders of Common Stock following such reclassification or compulsory share exchange, and the Holder shall be entitled upon such event to receive such amount of securities, cash or property as a holder of the number of shares of Common Stock into which the principal amount (and any accrued but unpaid interest thereon) of this Debenture could have been converted immediately prior to such event would have received.

                  5.6 Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

                  5.7 No Rights as Stockholder. This Debenture shall not entitle the Holder to any rights as a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

                  5.8 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of this ___ day of ____________, 200_.


                                             HEALTHAXIS INC.


                                             By ________________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT A


                                 HEALTHAXIS INC.
                                CONVERSION NOTICE

Reference is made to the Debenture (the "Debenture") issued by HealthAxis Inc. In accordance with and pursuant to the Debenture, the undersigned hereby irrevocably elects to convert the principal amount of the Debenture, indicated below into shares of Common Stock, par value $.10 per share (the "Common Stock"), of the Company, by tendering the Debenture specified below as of the date specified below.



Date of Conversion: ____________________________________________________________


Aggregate Principal Amount to be converted:_____________________________________

Debenture number(s) of Debenture to be converted:_______________________________


Please confirm the following information:

Conversion Price: ___________________


Number of shares of Common Stock to be issued:__________


Please issue the Common Stock into which the Debenture is being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

Issue to:___________________________________________


Facsimile Number:___________________________________

Authorization: By:__________________________________

                           Name:
                           Title:

Dated: ____________



Account Number (if electronic book entry transfer):_____________________________

Transaction Code Number (if electronic book entry transfer):____________________

                                    EXHIBIT B

                                 FORM OF WARRANT


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER APPLICABLE OR STATE SECURITIES BLUE SKY LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.





______________, 200_

______ shares                                                 Warrant No. ______



                                 HEALTHAXIS INC.
                             STOCK PURCHASE WARRANT

Registered Owner:  ___________

         This certifies that, for value received, HealthAxis Inc., a Pennsylvania corporation, the ("Company") grants the following rights to the Registered Owner, or assigns, of this Warrant:

         1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement. As used in this Warrant, the following terms have the following meanings:

         "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

         "Appraiser" shall mean a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing.

         "Approved Stock Plan" means any contract, plan or agreement which has been approved by the Board of Directors of the Company, or committee thereof pursuant to which the Company's securities may be issued to any employee, officer, director or consultant, or any business or strategic partner deemed important to the operations of the Company, the primary purpose of which is other than to raise capital for the Company.

         "Average Price" on any date means (x) the sum of the Per Share Market Value for the ten (10) Trading Days immediately preceding such date minus (y) the highest and lowest Per Share Market Value during the ten (10) Trading Days immediately preceding such date, divided by (z) eight (8).

         "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

         "Closing" means the closing of the transactions contemplated by the Purchase Agreement Amendment.

         "Closing Date" shall mean _____________, 200_.

         "Common Stock" means the shares of the Company's Common Stock, par value $.10 per share.

         "Company" means HealthAxis Inc., a Pennsylvania corporation.

         "Convertible Securities" has the meaning assigned to it in Section 7(h)(i)(A) hereof.

         "Excluded Securities" means (i) the Underlying Shares, (ii) the shares of Common Stock issuable upon exercise of the warrants issued to Royal Bank of Canada in connection with the transactions contemplated by the Purchase Agreement Amendment, (iii) shares of Common Stock (including options and warrants) deemed to have been issued by the Company in connection with an Approved Stock Plan, (iv) shares of Common Stock issuable upon the exercise of any options or warrants outstanding on the date hereof and listed in Schedule 2.1(c) of the Purchase Agreement, (v) shares of Common Stock issued or deemed to have been issued as consideration for an acquisition by the Company of a division, assets or business (or stock constituting any portion thereof) from another person, (vi) shares of Common Stock (or options or warrants to purchase Common Stock) issued in any merger or reorganization transaction involving the Company and HealthAxis.com, Inc., which transaction is contemplated to be consummated by March 31, 2001 and (vii) shares of Common Stock, or options or warrants to purchase Common Stock, issued to a strategic investor in connection with a strategic commercial agreement approved by the Company's Board of Directors, if and only if such shares of Common Stock, or such options or warrants to purchase such Common Stock, are sold, granted, issued, issuable, exercisable or convertible, as the case may be, at a price per share which is greater than or equal to $3.00.

         "Exercise Period" has the meaning assigned to it the Section 5 hereof.

         "Exercise Price" has the meaning assigned to it in Section 4 hereof

         "Options" has the meaning assigned to it in Section 7(h)(i)(A) hereof.

         "Per Share Market Value" means on any particular date (i) the closing bid price per share of the Common Stock on such date on the National Market System of the Nasdaq Stock Market or other registered national stock exchange on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (ii) if the Common Stock is not listed then on the National Market System of the Nasdaq Stock Market or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (iii) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the holder of this Warrant; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select, in good faith, an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period.

         "Purchase Agreement" means that certain Securities Purchase Agreement, dated as of September 14, 1999, by and among the Company and the Purchasers, as amended by the Purchase Agreement Amendment.

         "Purchase Agreement Amendment" means that certain Amendment to the Purchase Agreement, dated as of September 28, 2000, by and among the Company and the purchasers thereto.

         "Purchaser" has the meaning set forth in the Purchase Agreement.

         "Registered Owner" means the person identified on the face of this Warrant as the registered owner hereof or such other person as shown on the records of the Company as being the registered owner of this Warrant or their assigns.

         "Registration Rights Agreement" means that certain Amended and Restated Registration Rights Agreement, dated ____________, 200_, among the Company and the purchasers thereto.

         "Trading Day(s)" means any day on which the primary market on which shares of Common Stock are listed is open for trading.

         "Underlying Shares" has the meaning assigned to it in Section 2.1(d) of the Purchase Agreement.

         "Warrant(s)" means the warrants issuable at the Closing.

     2. Issue. Upon tender (as defined in Section 6 hereof) to the Company, the Company, within three (3) Business Days of the date thereof, shall issue to the Registered Owner, or assigns, up to the number of shares specified in Section 3 hereof of fully paid and nonassessable shares of Common Stock that the Registered Owner, or assigns, is otherwise entitled to purchase.

     3. Number of Shares. The total number of shares of Common Stock that the Registered Owner, or assigns, of this Warrant is entitled to receive upon exercise of this Warrant (the "Warrant Shares") is _____ shares, subject to adjustment from time to time as to the number and kind of securities for which this Warrant is exercisable, all as set forth in Section 7 hereof. The Company shall at all times reserve and hold available out of its authorized and unissued shares of Common Stock or other securities, as the case may be, sufficient shares of Common Stock to satisfy all conversion and purchase rights represented by outstanding convertible securities, options and warrants, including this Warrant. The Company covenants and agrees that all shares of Common Stock or other securities, as the case may be, that may be issued upon the exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and nonassessable, free from all taxes, liens and charges with respect to the purchase and the issuance of the shares, and shall not have any legend or restrictions on resale, expect as required by the Purchase Agreement.

     4. Exercise Price. The initial per share exercise price of this Warrant, representing the price per share at which the shares of stock issuable upon exercise of this Warrant may be purchased, is $3.01 subject to adjustment from time to time pursuant to the provisions of Section 7 hereof (the "Exercise Price").

     5. Exercise Period. This Warrant may be exercised from the Closing Date up to and including September 13, 2005 (the "Exercise Period"). If not exercised during this period, this Warrant and all rights granted under this Warrant shall expire and lapse.

     6. Tender; Issuance of Certificates.

              a. This Warrant may be exercised, in whole or in part, by (i) actual delivery of (a) the Exercise Price in cash, (b) a duly executed Warrant Exercise Form, a copy of which is attached to this Warrant as Exhibit A, properly executed by the Registered Owner, or assigns, of this Warrant, and (c) by surrender of this Warrant, or (ii) if the resale of the Warrant Shares by the Registered Owner is not then registered pursuant to an effective registration statement under the Securities Act, delivery to the Company of a written notice of an election to effect a "Cashless Exercise" (as defined below) for the Warrant Shares specified in the Warrant Exercise Form. The Warrant Shares so purchased shall be deemed to be issued to the Registered Owner as of the close of business on the date on which this Warrant shall have been surrendered, the completed Warrant Exercise Form shall have been delivered and payment shall have been made for such shares as set forth above. The payment and Warrant Exercise Form must be delivered to the registered office of the Company either in person or as set for in Section 13 hereof.

                  b. Commencing upon the earlier of (i) ninety (90) days from the Filing Date (as defined in the Registration Rights Agreement), or
         (ii) August 1, 2001, if, and only if, at the time of exercise of this Warrant, the Warrant Shares are not saleable pursuant to an effective registration statement, then in addition to the exercise of all or a part of this Warrant by payment of the Exercise Price in cash as provided above, and in lieu of such payment, the Registered Owner shall have the right to effect a cashless exercise (a "Cashless Exercise"). In the event of a Cashless Exercise the Registered Owner may exercise this Warrant in whole or in part by surrendering this Warrant in exchange for the number of shares of Common Stock equal to the product of (x) the number of shares as to which this Warrant is being exercised multiplied by (y) a fraction, the numerator of which is the Per Share Market Value of the Common Stock less the Exercise Price then in effect and the denominator of which is the Per Share Market Value (in each case adjusted for fractional shares as herein provided).

                  c. In lieu of physical delivery of the Warrant, provided the Company's transfer agent is participating in the Depositary Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Registered Owner and in compliance with the provisions hereof, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Warrant Shares to the Registered Owner by crediting the account of the Registered Owner's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system. The time period for delivery described herein shall apply to the electronic transmittals described herein.

                  d. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Warrant Exercise Form, and any cash payments due under Section 15 hereof shall be delivered to the Registered Owner within a reasonable time, not exceeding three (3) Business Days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Registered Owner and shall be registered in the name of the Registered Owner or such other name as shall be designated by such Registered Owner. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Registered Owner a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

         7. Adjustment of Exercise Price.

                  a. Common Stock Dividends; Common Stock Splits; Reverse Common Stock Splits. If the Company, at any time while this Warrant is outstanding, (a) shall pay a stock dividend on its Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares or (d) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, then (i) the Exercise Price shall be multiplied by a fraction the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event and (ii) the number of Warrant Shares shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event and the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event. Any adjustment made pursuant to this paragraph 7(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

                  b. Rights; Options; Warrants or Other Securities. If the Company, at any time while this Warrant is outstanding, shall fix a record date for the issuance of rights, options, warrants or other securities to all of the holders of Common Stock entitling them to subscribe for or purchase, convert to, exchange for or otherwise acquire shares of Common Stock for no consideration or at a price per share less than the Exercise Price, the Exercise Price shall be multiplied by a fraction, the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights, options, warrants or other securities plus the number of additional shares of Common Stock offered for subscription, purchase, conversion, exchange or acquisition, as the case may be, and the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights, options, warrants or other securities plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the Exercise Price. Such adjustment shall be made whenever such rights, options, warrants or other securities are issued, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights, options, warrants or other securities. However, upon the expiration of any rights, options, warrants or other securities to purchase Common Stock the issuance of which resulted in an adjustment in the Exercise Price pursuant to this Section 7(b), if any such rights, options, warrants or other securities shall expire and all or any portion thereof shall not have been exercised, the Exercise Price shall immediately upon such expiration be re-computed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of Section 7(h) after the issuance of such rights, options, warrants or other securities) had the adjustment of the Exercise Price made upon the issuance of such rights, warrants, options or other securities been made on the basis of the issuance of only that number of shares of Common Stock (if any) actually purchased upon the exercise of such rights, options, warrants or other securities actually exercised.

                  c. Subscription Rights. If the Company, at any time while this Warrant is outstanding, shall fix a record date for the distribution to all of the holders of Common Stock evidence of its indebtedness or assets or rights, options, warrants or other security entitling them to subscribe for or purchase, convert to, exchange for or otherwise acquire any security (excluding those referred to in paragraphs 7(a) and (b) above), then in each such case the Exercise Price at which the Warrant shall thereafter be exercisable shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of shareholders entitled to receive such distribution by a fraction, the denominator of which shall be the

         Per Share Market Value of Common Stock determined as of the record date mentioned above, and the numerator of which shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however, that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by an Appraiser selected in good faith by the Registered Owner of the Warrant; and provided, further, that the Company, after receipt of the determination by such Appraiser shall have the right to select in good faith an additional Appraiser meeting the same qualifications in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

                  d. Rounding. All calculations under this Section 7 shall be made to the nearest cent or the nearest l/l00th of a share, as the case may be.

                  e. Notice of Adjustment. Whenever the Exercise Price is adjusted pursuant to paragraphs 7(a), (b), (c) or (h) the Company shall promptly deliver to the Registered Owner a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

                  f. Increase in Exercise Price. In no event shall any provision in this Section 7 cause the Exercise Price to be greater than the Exercise Price on the date of issuance of this Warrant.

                  g. Notice of Certain Events. If:


                           (i) the Company shall declare a dividend (or any
                  other distribution) on its Common Stock; or

                           (ii) the Company shall declare a special nonrecurring
                  cash dividend on or a redemption of its Common Stock; or

                           (iii) the Company shall authorize the granting to the
                  holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                           (iv) the approval of any shareholders of the Company
                  shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                           (v) the Company shall authorize the voluntary or
                  involuntary dissolution, liquidation or winding up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of exercise of this Warrant, and shall cause to be delivered to the Registered Owner, at least 10 Business Days prior to the applicable record or effective date hereinafter specified, a notice (provided such notice shall not include any material non-public information) stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

                  h. Modification of Issuance Terms. If the Company, at any time while this Warrant is outstanding, takes any of the actions described in this Section 7(h), then the Holder shall have the right to amend this Warrant as set forth below:

                           (i) Issuance of Common Stock. If at any time while
                  this Warrant is outstanding the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than any Excluded Securities) for a consideration per share less than the Exercise Price in effect immediately prior to such issuance or sale, then the Holder shall have the option to amend the issuance terms of the Common Stock issued upon exercise of this Warrant so that the issuance terms are equivalent to the issuance terms of such offering. For the purpose of determining the adjusted Exercise Price under this
                  Section 7(h)(i), the following shall be applicable:

                           (A) Issuance of Options. If at any time while this
                  Warrant is outstanding the Company in any manner grants, issues or sells any rights, options, warrants, options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (other than any Excluded Securities) (such rights, option or warrants being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Exercise Price in effect immediately prior to such exercise, conversion or exchange, the Holder shall have the option to amend the issuance terms of the Common Stock issued upon exercise of this Warrant so that the issuance terms are equivalent to the issuance terms of such Options.

                           (B) Issuance of Convertible Securities. If at any
                  time while this Warrant is outstanding the Company in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange (other than any Excluded Securities) is less than the Exercise Price in effect immediately prior to issuance or sale, then the Holder shall have the option of amend the issuance terms of the Common Stock issued upon exercise of this Warrant so that the issuance terms are equivalent to the issuance terms of such Convertible Securities.

                           (C) Change in Option Price or Rate of Conversion. If
                  there is a change at any time in (i) the purchase price provided for in any Options (other than Excluded Securities) ,
                  (ii) the additional consideration, if any, payable upon the issuance, conversion or exchange of any Convertible Securities or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock, then the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided that no adjustment shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

                         (D) Effect on Exercise Price of Certain Events. For
                  purposes of determining the adjusted Exercise Price under this Section 7(h)(i), the following shall be applicable:

                                    (I) Calculation of Consideration Received.
                           If any Common Stock, Options or Convertible
                           Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Average Price on the Trading Day immediately preceding the date of receipt thereof. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the registered owners of a majority of the Underlying Shares and Warrants then outstanding. If such parties are unable to reach agreement within ten
                           (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within forty-eight (48) hours of the tenth
                           (10th) day following the Valuation Event by an Appraiser selected in good faith by the Company and agreed upon in good faith by the holders of a majority of the Underlying Shares and the Warrants then outstanding. The determination of such Appraiser shall be binding upon all parties absent manifest error.

                                    (II) Integrated Transactions. In case any
                           Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for an aggregate consideration of $.10.

                                    (III) Treasury Shares. The number of shares
                           of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                                    (IV) Record Date. If the Company takes a
                           record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                                    (V) Certain Events. If any event that would
                           adversely affect the rights of the Registered Owner of this Warrant occurs but is not expressly provided for by Section 7 hereof (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features or, in the event that the Company does not consummate its merger or reorganization transaction with HealthAxis.com, Inc., any issuance of securities or distributions to HealthAxis.com, Inc. shareholders that would adversely affect the rights of the Holder hereunder), then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price so as to protect the rights of the Registered Owner of this Warrant; provided, however, that no such adjustment will increase the Exercise Price as otherwise determined pursuant to this Section 7(h). Additionally, notwithstanding anything to the contrary set forth herein, no adjustment shall be made to the Exercise Price upon the consummation of the merger or reorganization transaction involving the Company and HealthAxis.com, Inc., which transaction is contemplated to be consummated by March 31, 2001.

     8. Intentionally Omitted.

     9. Restriction on Conversion by Either the Registered Owner or the Company. Notwithstanding anything herein to the contrary, in no event shall any Registered Owner or the Company have the right or be required to exercise this Warrant if as a result of such conversion the aggregate number of shares of Common Stock beneficially owned by such Registered Owner and its Affiliates would exceed [9.99] [4.99]% of the outstanding shares of the Common Stock following such exercise. For purposes of this Section 9, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. The provisions of this Section 9 may be waived by a Registered Owner as to itself (and solely as to itself) upon not less than 65 days prior written notice to the Company, and the provisions of this Section 9 shall continue to apply until such 65th day (or later, if stated in the notice of waiver).

     10. Officer's Certificate. Whenever the number of shares purchasable upon exercise shall be adjusted as required by the provisions of Section 6, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price, number of shares or other securities determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officer's certificate shall be signed by the chairman, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. Each such officer's certificate shall be made available at all reasonable times for inspection by any Registered Owner of the Warrants and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the each of the Registered Owners.

     11. Registration Rights. The Company will undertake the registration of the Common Stock into which such Warrants are exercisable at such times and upon such terms pursuant to the provisions of the Registration Rights Agreement.

     12. Reservation of Underlying Shares. The Company covenants that it will at all times reserve and keep available out of its authorized shares of Common Stock, free from preemptive rights, solely for the purpose of issue upon exercise of the Warrants as herein provided, such number of shares of the Common Stock as shall then be issuable upon the exercise of all outstanding Warrants into Common Stock. The Company covenants that all shares of the Common Stock issued upon exercise of the Warrant which shall be so issuable shall, when issued, be duly and validly issued and fully paid and non-assessable.

     13. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received
(a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if received by 5:00 p.m. eastern time where such notice is to be received), or the first Business Day following such delivery (if received after 5:00 p.m. eastern time where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications are (i) if to the Company to HealthAxis Inc., 2500 Dekalb Pike, Norristown, PA 19404, Attn: President, fax no. (610) 279-4498, with copies to Blank Rome Comisky & McCauley LLP, One Logan Square, Philadelphia, PA 19103, Attn: Barry H. Genkin, fax no. (215) 988-6910 and (ii) if to the Registered Owner to the address set forth on Schedule II to the Purchase Agreement, with copies to Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, New York, New York 10022, Attn: James Kaye, fax no. (212) 872-1002 or such other address as may be designated in writing hereafter, in the same manner, by such person.

     14. Compliance With Governmental Requirements. The Company covenants that if any shares of Common Stock required to be reserved for purposes of exercise of Warrants hereunder require registration with or approval of any governmental authority under any Federal or state law, or any national securities exchange, before such shares may be issued upon exercise, the Company will use its best efforts to cause such shares to be duly registered or approved, as the case may be.

     15. Fractional Shares. Upon any exercise hereunder, the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the Registered Owner shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

     16. Payment of Tax Upon Issue of Transfer. The issuance of certificates for shares of the Common Stock upon exercise of the Warrants shall be made without charge to the Registered Owners thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon exercise in a name other than that of the Registered Owner of such Warrant so exercised and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     17. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

     18. No Rights as Stockholder. This Warrant shall not entitle the Registered Owner to any rights as a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

     19. Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     20. Shareholder Rights Plan. Notwithstanding the foregoing, in the event that the Company shall distribute "poison pill" rights pursuant to a "poison pill" shareholder rights plan (the "Rights"), the Company shall, in lieu of making any adjustment pursuant to Section 6 hereof, make proper provision so that each Registered Owner who exercises a Warrant after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such exercise, in addition to the shares of Common Stock issuable upon such exercise, a number of Rights to be determined as follows: (i) if such exercise occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon such exercise at the time of such exercise would be entitled in accordance with the terms and provisions of and applicable to the Rights; and
(ii) if such exercise occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares into which the Warrant to exercised was exercisable immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights, and in each case subject to the terms and conditions of the Rights.

     21. Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Registered Owners and its assigns, and shall be binding upon any entity succeeding to the Company by merger or acquisition of all or substantially all the assets of the Company. The Company may not assign this Warrant or any rights or obligations except as provided in this Section 21. The Registered Owner may assign this Warrant without the prior written consent of the Company, subject to the provisions and restrictions on transfer set forth herein.

     22. Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

                                                     HEALTHAXIS INC.

                                                     By:________________________

                                                     Name:______________________

                                                     Title:_____________________

                                    EXHIBIT A

                              Warrant Exercise Form
                              ---------------------

TO:      HEALTHAXIS INC.

         The undersigned hereby: (1) irrevocably subscribes for and offers to purchase _______ shares of Common Stock of HealthAxis Inc., pursuant to Warrant No. ___ heretofore issued to ___________________ on ____________, ____ ; (2)
encloses either (a) a cash payment of $__________ or (b) a Warrant representing _____ shares of Common Stock valued at the Per Share Market Price of $ _____ on
________, ____, for these shares at a price of $____ per share (as adjusted pursuant to the provisions of the Warrant); and (3) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address specified below.

                  Date:                            _____________________________


                  Investor Name:                   _____________________________


                  Taxpayer Identification Number:  _____________________________




                  By:                              _____________________________


                  Printed Name:                    _____________________________


                  Title:                           _____________________________


                  Address:                         _____________________________






                  Cashless Exercise (Y or N):      _______



                  Note: The above signature should correspond exactly with the name on the face of this Warrant Certificate or with the name of assignee appearing in assignment form below.

AND, if said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder less any fraction of a share paid in cash and delivered to the address stated above.

                                    EXHIBIT C
                                    ---------



                          FORM OF AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


                  This Amended and Restated Registration Rights Agreement (this "Agreement") is made and entered into as of _____________, 200_, among HealthAxis Inc., a Pennsylvania corporation (the "Company"), and the parties who have executed this Agreement and whose names appear on Schedule I hereto (each party listed on Schedule I hereto is sometimes individually referred to herein as a "Purchaser" and all such parties are sometimes collectively referred to herein as the "Purchasers").

                  WHEREAS, the Purchasers and the Company are parties to a Registration Rights Agreement, dated as of September 14, 1999 (the "Prior Registration Rights Agreement"), pursuant to the Securities Purchase Agreement, dated as of September 14, 1999 among the Company and the purchasers set forth therein (the "Purchase Agreement");

                  WHEREAS, the parties have entered into an amendment to the Purchase Agreement, dated as of September 28, 2000 (the "Purchase Agreement Amendment"); and

                  WHEREAS, in connection with the transactions contemplated by the Purchase Agreement Amendment, and pursuant to Section 7(e) of the Prior Registration Rights Agreement, the parties now wish to amend and restate the terms of the Prior Registration Rights Agreement.

                  NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein, the Company and the Purchasers hereby agree as follows:

         1.       Definitions

                  Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement, as amended by the Purchase Agreement Amendment. As used in this Agreement, the following terms shall have the following meanings:

                  "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," controlling" and "controlled" have meanings correlative to the foregoing.

                  "AMEX" means the American Stock Exchange.

                  "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" means the Company's Common Stock, par value $.10 per share.

                  "Effectiveness Period" has the meaning set forth in Section 2(a) hereof.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Filing Date" means the earlier of (i) the twentieth (20th) Business Day following the date that the majority of the shareholders of the Company approve the Reorganization or (ii) April 27, 2001.

                  "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

                  "Indemnified Party" has the meaning set forth in Section 5(c) hereof.

                  "Indemnifying Party" has the meaning set forth in Section 5(c) hereof.

                  "Initial Registration Statement" has the meaning set forth in
Section 2(a) hereof.

                  "Losses" has the meaning set forth in Section 5(a) hereof.

                  "Nasdaq" means the National Market System of the Nasdaq Stock Market.

                  "NYSE" means New York Stock Exchange.

                  "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

                  "Registrable Securities" means the shares of Common Stock issued or issuable upon (i) conversion of or with respect to the Securities,
(ii) conversion of or with respect to any of the Company's 2% Convertible Debentures, as amended, initially issued pursuant to the Purchase Agreement and not otherwise deemed a Security hereunder, (iii) payment of interest or any other payments in respect of the Securities, (iv) exercise of the Warrants, and
(v) issuance of any shares of the Company's capital stock issued with respect to clauses (i), (ii), (iii) or (iv) hereof as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

                  "Registration Statement" means the Initial Registration Statement and any additional registration statements contemplated by Sections 2(a), 2(b) and 7(d), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

                  "Reorganization" means the merger or reorganization transaction involving the Company and HealthAxis.com, Inc., which transaction is contemplated to be consummated by March 31, 2001.

                  "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Securities" means the Company's 2% Convertible Debentures issued in connection with the Purchase Agreement Amendment.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Special Counsel" means the special counsel to the Holders.

                  "Trading Day" means a day on which the Nasdaq (or in the event the Common Stock is not traded on Nasdaq, such other securities market on which the Common Stock is listed) is open for trading.

                  "Underlying Shares" means the shares of Common Stock issuable upon conversion of the Securities and exercise of the Warrants.

                  "Underwritten Registration or Underwritten Offering" means a registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective registration statement.

                  "Warrants" means the warrants issued to the Purchasers in connection with the Purchase Agreement Amendment.


         2.       Registration Requirements

                  (a) Filing and Effectiveness Obligations. In connection with the Purchase Agreement the Company has previously filed with the Commission a Registration Statement on Form S-3 (the "Initial Registration Statement"), which Initial Registration Statement covers all Registrable Securities required to be included therein (as of the time of filing thereof) for an offering to be made on a continuous basis pursuant to a "Shelf" registration statement under Rule
415. On or prior to the Filing Date, the Company shall file with the Commission an amendment to the Initial Registration Statement to include not less than 110% of the sum of the Registrable Securities of the Holders, determined on the date of filing thereof. The Company shall use its best efforts to (i) cause the Initial Registration Statement, as so amended, to be declared effective under the Securities Act as promptly as practicable after the filing thereof and (ii) keep such Initial Registration Statement continuously effective under the Securities Act (except as provided in Section 3(r) hereof or as otherwise provided herein) until the earlier of (a) the date which is four years after the date that such Initial Registration Statement is declared effective by the Commission or (b) such date when all Registrable Securities covered by such Initial Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144, as determined by counsel to the Company pursuant to a written opinion letter, addressed to the Holders and the Company's transfer agent to such effect (the "Effectiveness Period"); provided, however, that the Company shall not be required to keep the Initial Registration Statement effective under the Securities Act if the Company becomes ineligible to do so due to a Change of Control transaction with a privately-held company which does not otherwise result in an Event of Default pursuant to the Securities (as such terms are defined therein).

                  (b) Underwritten Offering. At any time when a Registration Statement covering the Registrable Securities is not effective (during any period in which a Registration Statement is required to be effective pursuant to the terms hereof), if the Holders of a majority of the Registrable Securities so elect on or after September 1, 2001, an offering of Registrable Securities pursuant to a Registration Statement may be effected on no more than one (1) occasion in the form of an Underwritten Offering. In such event, and if the managing underwriters advise the Company and such Holders in writing that in their opinion the amount of Registrable Securities proposed to be sold in such Underwritten Offering exceeds the amount of Registrable Securities which can be sold in such Underwritten Offering, there shall be included in such Underwritten Offering the amount of such Registrable Securities which in the opinion of such managing underwriters can be sold, and such amount shall be allocated pro rata among the Holders proposing to sell Registrable Securities in such Underwritten Offering.

                  (c) Underwriter. If any of the Registrable Securities are to be sold in an Underwritten Offering, the investment banker in interest that will administer the offering will be selected by the Holders of a majority of the Registrable Securities included in such offering, provided that the Company shall consent to the inclusion of such investment banker, which consent shall not be unreasonably withheld. No Holder may participate in any Underwritten Offering hereunder unless such Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.

         3.       Registration Procedures

                  In connection with the Company's registration obligations hereunder, the Company shall:

                  (a) Preparation of Registration Statement. Prepare and file with the Commission (i) on or prior to the Filing Date, the Initial Registration Statement, as amended, which shall include a Plan of Distribution substantially in the form of Exhibit A annexed hereto, and cause the Initial Registration Statement to become effective and remain effective as provided herein or (ii) as expeditiously as possible in connection with an Underwritten Offering, a Registration Statement covering the amount of Registrable Securities determined pursuant to Section 2(b) hereof, and cause such Registration Statement to become effective and remain effective for up to 120 days or, if earlier, until the Holders have completed the distribution related thereto; provided, however, that not less than three (3) Business Days prior to the filing of the Initial Registration Statement, any subsequent Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated therein by reference), the Company shall, if reasonably practicable (i) furnish to the Holders, their Special Counsel and any managing underwriters, copies of all such documents proposed to be filed (including documents incorporated by reference), which documents will be subject to the review of such Holders, their Special Counsel and such managing underwriters, and (ii) use its best efforts to cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities, their Special Counsel or any managing underwriters shall reasonably object, and will not request acceleration of such Registration Statement without prior notice to such counsel. The sections of such Registration Statement covering information with respect to the Holders, the Holder's beneficial ownership of securities of the Company or the Holders intended method of disposition of Registrable Securities shall conform to the information provided to the Company by each of the Holders.

                  (b) Amendments. (i) Promptly prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective (except as provided in Section 3(r) hereof or as otherwise provided herein) during the Effectiveness Period and prepare and file with the Commission such additional Registration Statements as are required to be filed hereunder in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as practicable, but in no event later than ten (10) Business Days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented. In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover 110% of the Registrable Securities held by the Holders, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefore, if applicable), or both, so as to cover 110% of such Registrable Securities, in each case, as soon as practicable, but in any event within twenty (20) Business Days after the necessity therefor arises (based on the Conversion Price of the Securities and other relevant factors on which the Company reasonably elects to rely). The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

                  (c) Notifications. Notify the Holders of Registrable Securities to be sold, their Special Counsel and any managing underwriters as promptly as possible (and, in the case of (i)(A) below, not less than five (5) days prior to such filing and, in the case of (i)(C) below, not later than the first Business Day after effectiveness) and (if requested by any such Person) confirm such notice in writing no later than one (1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) Suspensions. Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                  (e) Supplements and Post-Effective Amendments. If requested by any managing underwriter or the Holders of a majority in interest of the Registrable Securities to be sold in connection with an Underwritten Offering,
(i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 3(e) that would, in the written opinion of counsel for the Company (addressed to counsel to the Holder), violate applicable law.

                  (f) Copies of Registration Statement. Furnish to each Holder, their Special Counsel, and any managing underwriters, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

                  (g) Copies of Prospectus. Promptly deliver to each Holder, their Special Counsel, and any underwriters, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

                  (h) Blue Sky. Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders, any underwriters and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

                  (i) Certificates. Cooperate with the Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law and the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Holders may request at least two
(2) Business Days prior to any sale of Registrable Securities.

                  (j) Supplements and Amendments. Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (k) Listing. Cause all Registrable Securities relating to such Registration Statement to be listed on Nasdaq and any other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which similar securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement, subject to compliance with Rule 4460(i)(1)(D) of the Nasdaq National Market.

                  (l) Underwriting Agreement. Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriters and the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and whether or not an underwriting agreement is entered into, (i) make such representations and warranties to such Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when requested; (ii) in the case of an Underwritten Offering obtain and deliver copies thereof to the managing underwriters, if any, or in the case of non-Underwritten Offerings, if reasonably requested by the selling Holders (and at the expense of such selling Holders), obtain and deliver copies thereof to such selling Holders, of opinions of counsel to the Company and updates thereof addressed to each such underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters and Special Counsel to the selling Holders covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such Special Counsel and underwriters; (iii) immediately prior to the effectiveness of the Registration Statement, and, in the case of an Underwritten Offering, at the time of delivery of any Registrable Securities sold pursuant thereto, and, in the case of non-Underwritten Offerings, at such time as the selling Holders may reasonably request (and at the expense of such selling Holders), obtain and deliver copies to the Holders and the managing underwriters, if any, of "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if required, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each of the underwriters, if any, in form and substance as are customary in connection with Underwritten Offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in Section 5 (or such other provisions and procedures acceptable to the managing underwriters, if any, and Holders of a majority of Registrable Securities participating in such Underwritten Offering; and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, their Special Counsel and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause 3(1)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

                  (m) Due Diligence. Make available for inspection by the selling Holders, any representative of such Holders, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such selling Holders or underwriters, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Holder, representative, underwriter, attorney or accountant in connection with the Registration Statement; provided, however, that if any information is determined in good faith by the Company in writing to be of a confidential nature at the time of delivery of such information, then prior to delivery of such information, the Company and the Holders shall enter into a confidentiality agreement reasonably acceptable to the Company and the Holders providing that such information shall be kept confidential, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities (provided, however, that the Company shall be given notice of any such pending disclosure so that the Company may seek a protective order); (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law; (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person; or (iv) such information becomes available to such Person from a source other than the Company and such source is not known by such Person to be bound by a confidentiality agreement with the Company.

                  (n) Earnings Statement. Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its securityholders earning statements satisfying the provisions of
Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

                  (o) Information. The Company may require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each Holder shall furnish to the Company information regarding the Holder and the distribution of he Registrable Securities as is required, in the opinion of counsel to the Holder, by applicable law to be disclosed in the Registration Statement and Prospectus.

                  The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder prior to making such disclosure, and allow the Holder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                  If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

                  Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in
Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by
Section 3(c) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

                  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Holder in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Holder has entered into a contract for sale prior to the Holder's receipt of a notice from the Company of the happening of any event of the kind described in
Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi) and for which the Holder has not yet settled.

                  (p) Responses to the Commission. The Company agrees to respond fully and completely to any and all comments received from the Commission staff on the Initial Registration Statement, as amended, or any subsequently filed Registration Statement, as promptly as possible but, for non-Underwritten Offerings, in no event later than ten (10) Business Days of the receipt of such comments, regardless of whether such comments are in oral or written form.

                  (q) Confirmation of Effectiveness. Within two (2) Business Days after a Registration Statement which covers applicable Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit B.

                  (r) Black-out Periods. Subject to the last sentence of this
Section 3(r), the Company may by written notice require that the Holders immediately cease sales of Registrable Securities pursuant to a Registration Statement, for a period not to exceed forty-five (45) consecutive days in any one instance and for a period not to exceed ninety (90) calendar days in any twelve-month period (provided, however, that the 45-day period shall be extended to a sixty (60) consecutive day period in the event that the Company is required to submit financial statements pursuant to Item 7 of From 8-K (or any successor form) in connection with an acquisition or disposition of significant assets), at any time that (i) the Company becomes engaged in a business activity or negotiation which is not disclosed in a Registration Statement (or the prospectus included therein) which the Company reasonably believes must be disclosed therein under applicable law and which the Company desires to keep confidential for business purposes, (ii) the Company determines that a particular disclosure so determined to be required to be disclosed therein would be premature or would adversely affect the Company or its business or prospects or (iii) the Registration Statement can no longer be used under the existing rules and regulations promulgated under the Securities Act (each of (i), (ii) or (iii), a "Material Condition"). The Company shall not be required to disclose to the Holders which of the reasons specified in (i), (ii) or (iii) above is the basis for requiring a suspension of sales due to the occurrence of a Material Condition. The Company will use its commercially reasonable best efforts to ensure that the use of the Registration Statement (and the prospectus included therein) may be resumed as soon as it is practicable. The Company may not suspend sales of Registrable Securities under a Registration Statement pursuant to this Section 3(r) more than three times during any twelve-month period.

                  4.       Registration Expenses

                           All fees and expenses incident to the performance of
or compliance with this Agreement by the Company shall be borne by the Company, other than with regard to an Underwritten Offering and whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with Nasdaq and each other securities exchange or market on which Registrable Securities are required hereunder to be listed and (B) in compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. Notwithstanding anything contained in this Section 4 to the contrary, the Holders shall be responsible for all fees and expenses relating to an Underwritten Offering.

                  5.       Indemnification

                  (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all joint or several losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, "Losses"), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made), except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon and in conformity with information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto (provided that the Company amended any disclosure with respect to the method of distribution upon written notice from the Holders that such section of the Prospectus should be revised in any way) or
(ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of Registrable Securities. The Company shall not, however, be liable for any Losses to any Holder with respect to any untrue or alleged untrue statement of material fact or omission or alleged omission of material fact if such statement or omission was made in a preliminary Prospectus and such Holder did not receive a copy of the final Prospectus (or any amendment or supplement thereto) at or prior to the confirmation of the sale of the Registrable Securities in any case where such delivery is required by the Securities Act and the untrue or alleged untrue statement of material fact or omission or alleged omission of material fact contained in such preliminary Prospectus was corrected in the final Prospectus (or any amendment or supplement thereto), unless the failure to deliver such final Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 3(g) of this Agreement. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

                  (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus; provided, however, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of such Holder; provided, further, that such Holder agrees its consent to any such settlement will not be unreasonably withheld if such Holder will not be liable for any payments or incur any out-of-pocket expenses with respect to such settlement. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, however, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

                  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the reasonable expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                  All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of a detailed written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

                  (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a court of competent jurisdiction to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. In no event shall any selling Holder be required to contribute an amount under this Section 5(d) in excess of the net proceeds received by such Holder upon sale of the Registrable Securities pursuant to the Registration Statement giving rise to such contribution obligation.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

                  6.       Rule 144
                           --------

                  As long as any Holder owns Registrable Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or l5(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings. As long as any Holder owns Registrable Securities, if the Company is not required to file reports pursuant to Section 13(a) or l5(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions referred to in the Purchase Agreement. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

                  7.       Miscellaneous

                  (a) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (b) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, except as provided herein or in Schedule 2.1(r) of the Purchase Agreement and except as may be provided as a result of the Reorganization (with respect to the lesser of (i) 1,000,000 shares of Common Stock or (ii) the number of shares of Common Stock underlying HealthAxis.com, Inc. warrants and options approved under the HealthAxis.com, Inc. stock option plan) enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as disclosed in Schedule 2.1(r) of the Purchase Agreement and except as may be provided as a result of the Reorganization (with respect to the lesser of (i) 1,000,000 shares of Common Stock or (ii) the number of shares of Common Stock underlying HealthAxis.com, Inc. warrants and options approved under the HealthAxis.com, Inc. stock option plan) neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subordinated in all respects to the rights in full of the Holders set forth in Section 2 herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement. This Agreement, together with the Purchase Agreement, as amended by the Purchase Agreement Amendment, contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

                  (c) No Piggyback on Registrations. Except as disclosed on
Schedule 2.1(r) of the Purchase Agreement, neither the Company nor any of its securityholders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statements and the Company shall not after the date hereof enter into any agreement providing such right to any of its securityholders, unless the right so granted is subordinated in all respects to the rights in full of the Holders set forth herein, and is not otherwise in conflict or inconsistent with the provisions of this Agreement.

                  (d) Piggy-Back Registrations. Except as provided herein if, at any time when there is not an effective Registration Statement covering the Registrable Securities, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Holder of Registrable Securities written notice of such determination and, if within ten (10) days after receipt of such notice, any such Holder shall so request in writing, (which request shall specify the Registrable Securities intended to be disposed of by the Purchasers), the Company will use reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holder, subject to piggy-back rights as set forth on Schedule 2.1(r) to the extent requisite to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 7(d) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 7(d) that are eligible for sale pursuant to Rule 144(k) of the Securities Act. In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the Underwriter's representative should reasonably determine that the inclusion of such Registrable Securities would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer Registrable Securities then proposed to be sold by the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration) or (y) none of the Registrable Securities of the Holders shall be included in such registration statement if the Company, after consultation with the underwriter(s), recommends the inclusion of none of such Registrable Securities; in each case subject to piggy-back rights as are set forth on Schedule 2.1(r). Notwithstanding the foregoing, the Company shall not file any registration statement under the Securities Act (other than on Form S-4 or Form S-8) relating to the offer and sale of any equity securities of the Company, or offer or sell any equity securities of the Company in a transaction exempt from registration pursuant to Regulation S under the Securities Act, until such time as the Initial Registration Statement has been effective for a period of sixty (60) Trading Days, which period shall be tolled if the effectiveness of the Initial Registration Statement is suspended for any reason whatsoever.

                  (e) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least two thirds of the then outstanding Registrable Securities; provided, however, that for the purposes of this sentence, Registrable Securities that are owned, directly or indirectly, by the Company, or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

                  (f) Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if received by 5:00 p.m. eastern time where such notice is to be received), or the first Business Day following such delivery (if received after 5:00 p.m. eastern time where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications are (i) if to the Company to HealthAxis Inc., 2500 Dekalb Pike, Norristown, PA 19404, Attn: President, fax no. (610) 279-4498, with copies to Blank Rome Comisky & McCauley LLP, One Logan Square, Philadelphia, PA 19103, Attn: Barry H. Genkin, fax no. (215) 988-6910 and (ii) if to any Purchaser to the address set forth on Schedule I hereto with copies to those specified on the signature pages hereto and to Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, New York, New York 10022, Attn: James Kaye, Esq., fax no. (212) 872-1002 or such other address as may be designated in writing hereafter, in the same manner, by such Person.

                  (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holders of at least 90% of the outstanding Registrable Securities. Each Holder may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement. In addition, the rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

                  (h) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                  (i) Governing Law. The corporate laws of the Commonwealth of Pennsylvania shall govern all issues concerning the relative rights of the Company and the Purchasers as its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                  (j) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  (k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (l) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (m) Shares Held by The Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (n) Revision of SEC Position on Warrants. In the event the rules and regulations of the Commission or the policies of the staff of the Commission are modified and as a result thereof the Company determines in good faith that it may be practicable and in the interests of the Company and the Holders to register the exercise of the Warrants so that the Warrant Shares may be freely resold without maintaining an effective registration statement under the Securities Act for resales, the Company and the Holders agree to cooperate in good faith to effect such amendments to this Agreement as may be appropriate to provide that the Company may fulfill its obligations hereunder with respect to the Warrants and the Warrant Shares by maintaining an effective registration statement under the Securities Act covering the exercise of the Warrants rather than the resale of the Warrant Shares.

                  (o) Entire Agreement. This Agreement, along with the Exhibits and Schedules hereto, amends and restates the Prior Registration Rights Agreement in its entirety and, together with the Purchase Agreement Amendment and the other documents delivered in connection therewith, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

         IN WITNESS WHEREOF, the parties have executed this Amended and Restated Registration Rights Agreement as of the date first written above.

                                            HEALTHAXIS INC.


                                            By:_________________________________
                                                 Name:
                                                 Title:



                                             Purchasers



                                             By ________________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT A


                              PLAN OF DISTRIBUTION


         The Company is registering the Registrable Securities on behalf of the Holder. As used herein, the term Holder means the holder of the Registrable Securities and includes donees and pledgees selling Registrable Securities received from a named Holder after the date of this Prospectus. All costs, expenses and fees in connection with the Initial Registration Statement of the Registrable Securities offered hereby will be borne by the Company, excluding legal fees of counsel to the Holders. Brokerage commissions and similar selling expenses, if any, attributable to the sale of Registrable Securities will be borne by the Holders. Sales of Registrable Securities may be effected by Holders from time to time in one or more types of transactions (which may include block transactions) on the OTC Bulletin Board, in the over-the-counter market, in negotiated transactions, through put or call options transactions relating to the Registrable Securities, through short sales of Registrable Securities, or a combination of such methods of sale, at market prices prevailing at the time of sale, or at negotiated prices. Such transactions may or may not involve brokers or dealers. The Holders have advised the Company that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their securities, nor is there an underwriter or coordinated broker acting in connection with the proposed sale of Registrable Securities by the Holders.

         The Holders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with such transactions, broker-dealers or other financial institutions may engage in short sales of the Registrable Securities or of securities convertible into or exchangeable for the Registrable Securities in the course of hedging positions they assume with Holders. The Holders may also enter into options or other transactions with broker-dealers or other financial institutions which require the delivery to such broker-dealers or other financial institutions of Registrable Securities offered by this Prospectus, which Registrable Securities such broker-dealer or other financial institution may resell pursuant to this Prospectus (as amended or supplemented to reflect such transaction).

         The Holders may effect such transactions by selling Registrable Securities directly to purchasers or to or through broker-dealers, which may act as agents or principals. Such broker-dealers may receive compensation in the form of discounts, concessions or commissions from Holders and/or the purchasers of Registrable Securities for whom such broker-dealers may act as agents or to whom they sell as principal, or both (which compensation as to a particular broker-dealer might be in excess of customary commissions).

         The Holders and any broker-dealers that act in connection with the sale of Registrable Securities might be deemed to be "underwriters" within the meaning of Section 2(11) of the Securities Act, and any commissions received by such broker-dealers and any profit on the resale of the Registrable Securities sold by them while acting as principals might be deemed to be underwriting discounts or commissions under the Securities Act. The Company has agreed to indemnify each Holder, and each Holder, severally and not jointly has agreed to indemnify the Company against certain liabilities, including liabilities arising under the Securities Act. The Holders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the Registrable Securities against certain liabilities, including liabilities arising under the Securities Act.

         The Holders may be deemed to be "underwriters" within the meaning of
Section 2(11) of the Securities Act.

The Holders will be subject to the prospectus delivery requirements of the Securities Act. The Company has informed the Holders that the anti-manipulative provisions of Regulation M promulgated under the Exchange Act may apply to their sales in the market.

         Holders also may resell all or a portion of the Registrable Securities in open market transactions in reliance upon Rule 144 under the Securities Act, provided they meet the criteria and conform to the requirements of such Rule.

                  Upon the Company being notified by a Holder that any material arrangement has been entered into with a broker-dealer for the sale of Registrable Securities through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this Prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing:

                  o the name of each such Holder and of the participating broker-dealer(s);

                  o   the number of Registrable Securities involved;

                  o the initial price at which such Registrable Securities were sold;

                  o the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable;

                  o that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this Prospectus; and

                  o   other facts material to the transactions.

In addition, upon the Company being notified by a Holder that a donee or pledgee intends to sell more than 1,000 Registrable Securities, a supplement to this Prospectus may be filed.

                                                                       EXHIBIT B

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

[TRANSFER AGENT]
Attn.:

                  Re:      HealthAxis Inc.

Ladies and Gentlemen:

         We are counsel to HealthAxis Inc., a Pennsylvania corporation (the "Company"), and have represented the Company in connection with that certain Amendment to Securities Purchase Agreement (the "Purchase Agreement Amendment") entered into by and among the Company and the buyers named therein (collectively, the "Holders") pursuant to which the Company issued to the Holders its 2% Convertible Debentures convertible into shares of the Company's common stock, par value $.10 per share (the "Common Stock"), and Warrants (the "Warrants") to acquire shares of Common Stock. Pursuant to the Purchase Agreement Amendment, the Company also has entered into an Amended and Restated Registration Rights Agreement with the Holders (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Debentures and exercise of the Warrants, under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on _______________, 1999, the Company filed a Registration Statement on Form S-3 (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

         In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                                     Very truly yours,
                                                     [ISSUER'S COUNSEL]

cc:      [LIST NAMES OF HOLDERS]